SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 27, 1995
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                                  MasTec, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                            Delaware0-379759-1259279
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             (State or Other Jurisdiction  (Commission(IRS Employer
               of Incorporation)  File Number)Identification No.)

                   8600 N.W. 36th Street, Miami, Florida 33166
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               (Address of Principal Executive Offices)(Zip Code)

        Registrant s telephone number, including area code(305) 599-1800
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          (Former Name or Former Address, if Changed Since Last Report)
















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     Item 4.   Change in Registrant s Certifying Accountant

     (a) On June 27, 1995, the Board of Directors of the Registrant engaged Coopers & Lybrand, L.L.P. as the Registrant s independent accountant. Such action had been recommended to the Board of Directors by its Audit Committee.






     (b) Prior to retaining Coopers & Lybrand, L.L.P., the Registrant did not consult Coopers & Lybrand, L.L.P. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit that might be rendered on the Registrant's financial statements. There were no matters of disagreements between the Registrant and the Registrant's former independent accountants and no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.






























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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MasTec, Inc.



     Date: June 30, 1995                By:  /s/ Carlos A. Valdes
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                                        Name:  Carlos A. Valdes
                                        Title: Sr. Vice President - Finance
                                              (Principal Financial Officer)


































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